CLEARBRIDGE LARGE CAP GROWTH FUND

(Percentages shown based on Fund net assets)

Schedule of Investments (unaudited)	February 28, 2022

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.0%
COMMUNICATION SERVICES - 9.2%
Entertainment - 5.0%
Netflix Inc.	872,700	$344,297,604	*
Sea Ltd., ADR	1,220,713	177,735,813	*
Walt Disney Co.	1,633,973	242,579,631	*

Total Entertainment		764,613,048

Interactive Media & Services - 4.2%
Meta Platforms Inc., Class A Shares	3,088,298	651,723,527	*

TOTAL COMMUNICATION SERVICES		1,416,336,575

CONSUMER DISCRETIONARY - 18.9%
Auto Components - 1.5%
Aptiv PLC	1,757,826	227,532,998	*

Hotels, Restaurants & Leisure - 1.2%
Booking Holdings Inc.	85,149	184,964,915	*

Internet & Direct Marketing Retail - 10.0%
Alibaba Group Holding Ltd., ADR	1,011,638	106,414,201	*
Amazon.com Inc.	466,389	1,432,401,880	*

Total Internet & Direct Marketing Retail		1,538,816,081

Specialty Retail - 4.4%
Advance Auto Parts Inc.	1,108,556	226,677,531
Home Depot Inc.	121,305	38,311,758
Tractor Supply Co.	1,125,521	229,369,925
Ulta Beauty Inc.	511,322	191,490,089	*

Total Specialty Retail		685,849,303

Textiles, Apparel & Luxury Goods - 1.8%
NIKE Inc., Class B Shares	2,062,900	281,688,995

TOTAL CONSUMER DISCRETIONARY		2,918,852,292

CONSUMER STAPLES - 1.6%
Beverages - 1.6%
Monster Beverage Corp.	2,958,219	249,673,684	*

FINANCIALS - 1.9%
Capital Markets - 1.9%
S&P Global Inc.	804,638	302,302,493

HEALTH CARE - 14.4%
Biotechnology - 0.5%
BioMarin Pharmaceutical Inc.	981,483	76,673,452	*

Health Care Equipment & Supplies - 4.3%
Alcon Inc.	3,082,663	237,334,224
Dexcom Inc.	425,900	176,284,269	*
Intuitive Surgical Inc.	843,903	245,010,358	*

Total Health Care Equipment & Supplies		658,628,851

Health Care Providers & Services - 3.9%
UnitedHealth Group Inc.	1,264,569	601,770,450

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2022 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

(Percentages shown based on Fund net assets)

Schedule of Investments (unaudited) (cont’d)	February 28, 2022

SECURITY	SHARES	VALUE
Life Sciences Tools & Services - 2.9%
Thermo Fisher Scientific Inc.	837,783	$455,753,952

Pharmaceuticals - 2.8%
Zoetis Inc.	2,248,766	435,473,536

TOTAL HEALTH CARE		2,228,300,241

INDUSTRIALS - 10.1%
Aerospace & Defense - 2.1%
Raytheon Technologies Corp.	3,152,645	323,776,641

Air Freight & Logistics - 2.7%
United Parcel Service Inc., Class B Shares	2,018,449	424,722,039

Electrical Equipment - 1.8%
Eaton Corp. PLC	1,756,209	270,965,487

Road & Rail - 1.5%
Uber Technologies Inc.	6,366,885	229,398,866	*

Trading Companies & Distributors - 2.0%
W.W. Grainger Inc.	651,781	310,938,644

TOTAL INDUSTRIALS		1,559,801,677

INFORMATION TECHNOLOGY - 40.4%
IT Services - 7.0%
Fidelity National Information Services Inc.	1,415,044	134,754,640
PayPal Holdings Inc.	2,184,000	244,455,120	*
Visa Inc., Class A Shares	3,231,024	698,288,907

Total IT Services		1,077,498,667

Semiconductors & Semiconductor Equipment - 6.8%
ASML Holding NV, Registered Shares	305,797	203,816,758
NVIDIA Corp.	2,815,776	686,626,978
NXP Semiconductors NV	819,814	155,863,038

Total Semiconductors & Semiconductor Equipment		1,046,306,774

Software - 22.2%
Adobe Inc.	982,876	459,671,448	*
Atlassian Corp. PLC, Class A Shares	983,713	300,740,738	*
Microsoft Corp.	3,118,262	931,705,503
Palo Alto Networks Inc.	944,578	561,315,477	*
salesforce.com Inc.	2,462,791	518,491,389	*
Splunk Inc.	1,697,203	200,439,674	*
UiPath Inc., Class A Shares	2,557,253	88,762,252	*
Unity Software Inc.	1,345,700	143,249,765	*
Workday Inc., Class A Shares	1,028,880	235,664,964	*

Total Software		3,440,041,210

Technology Hardware, Storage & Peripherals - 4.4%
Apple Inc.	4,135,477	682,849,962

TOTAL INFORMATION TECHNOLOGY		6,246,696,613

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2022 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

(Percentages shown based on Fund net assets)

Schedule of Investments (unaudited) (cont’d)	February 28, 2022

SECURITY		SHARES	VALUE
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Equinix Inc.		319,958	$227,083,791

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $9,019,639,737)			15,149,047,366

	RATE
SHORT-TERM INVESTMENTS - 1.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	237,156,811	237,156,811
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.043%	59,289,202	59,289,202	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $296,446,013)			296,446,013

TOTAL INVESTMENTS - 99.9% (Cost - $9,316,085,750)			15,445,493,379
Other Assets in Excess of Liabilities - 0.1%			22,123,697

TOTAL NET ASSETS - 100.0%			$15,467,617,076

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2022, the total market value of investments in Affiliated Companies was $59,289,202 and the cost was $59,289,202 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2022 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$15,149,047,366	—	—	$15,149,047,366
Short-Term Investments†	296,446,013	—	—	296,446,013

Total Investments	$15,445,493,379	—	—	$15,445,493,379

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2022. The following transactions were effected in such company for the period ended February 28, 2022.

	Affiliate Value at November 30, 2021	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$64,579,255	$286,594,064	286,594,064	$291,884,117	291,884,117

(cont’d)		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares		—	$1,700	—	$59,289,202

6